Bowman & Bowman, P.A.
                          Certified Public Accountants
                         1705 Colonial Blvd., Suite D-1
                           Fort Meyers, Florida 33907
                                 (941) 939-2301
                              (941) 939-1297 (fax)

August 2, 1999

Equity Growth Systems, inc.
440 East Sample Road, Suite 204
Pompano Beach, Florida 33060

Dear Sirs:

This is to confirm that the client-auditor relationship between Equity Growth Systems, Inc. (Commission file number 0-3718) and Bowman & Bowman, PA has ceased.

Sincerely,


Bowman & Bowman, P.A.

Cc: Office of the Chief Accountant
     SECPS Letter file
     Securities and Exchange Commission
     Mail Stop 905
     450 Fifth Street, N.W.
     Washington, DC 20549


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